Exhibit 10.3
Farm Credit Services of America
SECURITY AGREEMENT AND ASSIGNMENT OF HEDGING ACCOUNT

Debtors: Siouxland Ethanol, LLC	Customer No.: 138039
WHEREAS, the undersigned, Siouxland Ethanol, LLC hereinafter called “Debtor”, whose address is Post Office Box 147, Jackson, NE 68743-0147, carries an account (No. 29340) with FC Stone as Broker, hereinafter called the “Broker”, whose address is Post Office Box 4887, Des Moines, Iowa 50306 for trading in commodities and contracts relating thereto;
WHEREAS, Debtor is now and/or may hereafter become indebted to FARM CREDIT SERVICES OF AMERICA, PCA, hereinafter called the “Secured Party”, whose address is 5015 South 118th Street, Omaha, NE 68137.
NOW, THEREFORE, it is agreed by and between the parties hereto as follows:
1.	Secured Party hereby may advance to Debtor certain sums of money for the purpose of hedging Debtor’s inventory of certain commodities. Debtor agrees to deposit said sums in an account with Broker (“Account”) and agrees to employ said funds for the sole purpose of making hedging transactions to protect Debtor’s commodity inventory and shall not employ said funds for transactions of speculation or investment in commodities futures.
2.	To secure payment and performance of Debtor’s obligations to Secured Party, and for the payment of all monies which Secured Party may hereafter loan or advance to Debtor, Debtor hereby grants a security interest in and assigns and transfers to Secured Party all funds which may hereafter accumulate or become withdrawable from, or paid out of the Account, including any balance which may remain to the credit of the Account upon the closing thereof; subject, however, to the prior payment of all indebtedness of Debtor to Broker, as such may exist from time to time, including fees and commissions, which may have been incurred in connection with Debtor’s transactions with Broker, and to Broker’s lien, and the right of foreclosure thereof in connection with the indebtedness of Debtor to Broker (including, but not limited to, any right of Broker to close out open positions without prior demand for additional margin and without prior notice).
3.	As additional security for the obligations of Debtor to Secured Party, and for the payment of all monies which Secured Party may hereafter loan or advance to Debtor, Debtor hereby grants to Secured Party a continuing security interest in and to all commodities futures contracts which Broker transacts for Debtor and all proceeds thereof; subject, however, to the prior payment of all indebtedness of Debtor to Broker, as such may exist from time to time, including fees and commissions, which may have been incurred in connection with Debtor’s transactions with Broker, and to Broker’s lien, and the right of foreclosure thereof in connection with any indebtedness of Debtor to Broker (including, but not limited to, any right of Broker to close out open positions without prior demand for additional margin and without prior notice). Debtor shall execute and deliver to Secured Party all financing statements and other documents as Secured Party may reasonably request, in a form satisfactory to Secured Party to perfect and maintain perfected the security interests granted and assignments made by Debtor to Secured Party in this Agreement.
4.	Broker is hereby authorized and directed to pay to Secured Party upon Secured Party’s demand all funds that may hereafter be withdrawable or payable out of the Account, and Debtor agrees that Debtor will not withdraw or attempt to withdraw any funds or other property from the Account except as permitted by this Agreement. Secured Party is hereby authorized and fully empowered without further authority from Debtor to request Broker to remit to Secured Party any funds that may be due to Debtor, and Broker is hereby authorized and directed to pay to Secured Party such sums as Secured Party shall so request or demand without the consent of or notice to Debtor.
5.	If at any time during the continuance of any such contract or contracts, Broker requires additional funds in order to protect such contract or contracts, Secured Party may, at Secured Party’s sole and exclusive discretion, pay to Broker on behalf of Debtor such amounts as may be required to protect such contracts; provided, however, that Debtor shall in all respects remain liable to Secured Party for any amounts so advanced pursuant to the terms of any agreement entered into between Secured Party and Debtor in connection with the transactions covered by this Agreement.
6.	Debtor hereby constitutes and appoints Secured Party Debtor’s true, lawful and irrevocable attorney to demand, receive and enforce payments and to give receipts, releases, satisfactions for, and to sue for all monies payable to Debtor, and this may be done in the name of Secured Party with the same force and effect as Debtor could do had this Agreement not been made. Any and all monies or payments which may be received by Debtor to which Secured Party is entitled under and by reason of the Agreement, will be received by Debtor as trustee for Secured Party, and will be immediately delivered in kind to Secured Party without commingling.
7.	Nothing herein contained shall be construed so as to prevent Debtor from remaining the owner, subject to the interest of Secured Party of the Account with Broker. Until Secured Party elects to the contrary and delivers notice of such election in writing to Broker, Debtor may make such additional transactions in the Account with Broker as Broker shall be willing to accept for execution. In the event Secured Party does make such election and does deliver notice to Broker, Debtor shall not thereafter execute any transactions in the Account and Broker shall not accept for execution any such transactions without the concurrence of Secured Party except transactions in liquidation of any then outstanding commodity or futures positions.
8.	Whenever Secured Party deems it necessary for its protection, it shall be entitled, without the consent or concurrence of, or prior notice to Debtor, to direct Broker to liquidate any and all then outstanding open positions in the Account and to direct Broker to pay to Secured Party the credit balance as shall exist in the Account after such liquidation and after the payment to Broker of all the indebtedness of Debtor to Broker in connection with transactions in the Account.
9.	Any sums paid by Broker from the Account to Secured Party under this Agreement shall be applied by Secured Party to the payment of any indebtedness owing by Debtor to Secured Party. The balance remaining after the payment of said indebtedness shall be paid by Secured Party to Debtor. The receipt or receipts of Secured Party for such funds so paid to it by Broker shall, as to Broker, operate as the receipt of Debtor as fully and as completely as if funds had been paid to Debtor in person and receipted for by Debtor.

10.	Secured Party is hereby authorized and empowered to receive from Broker, and Broker is authorized and directed to deliver to Secured Party, copies of confirmations on all contracts executed for the Account of Debtor, copies of the monthly position and ledger account of Debtor, and copies of any and all matters pertaining to the Account of Debtor with Broker.
11.	As between Debtor and Secured Party, this Agreement shall remain in full force and effected until canceled in writing by Secured Party, or by Debtor when and if Debtor no longer is indebted to Secured Party. Any cancellation of this Agreement shall be without effect as to Broker until Broker is notified at the above address in writing by secured Party.
12.	Debtor hereby represents and warrants to Secured Party that the Account, accounts or security interests above assigned or granted have not heretofore been alienated or assigned except for the security interests previously granted by Debtor to Broker.
13.	This Agreement shall be binding upon Debtor, Debtor’s executors, administrators or assigns, and it shall be binding upon and inure to the benefit of any successors of Secured Party and Broker.

Date:

Siouxland Ethanol, LLC

/s/ Thomas Lynch,

Thomas Lynch, President

/s/ Shennen Saitzman,
Shennen Saitzman, Director

FARM CREDIT SERVICES OF AMERICA, PCA (Secured Party)

Date: October 27, 2006	By: /s/ Shane Frahm

Shane Frahm, Vice President
ACKNOWLEDGMENT
TO: FARM CREDIT SERVICES OF AMERICA, PCA (Secured Party):
The undersigned FC Stone, whose address is Post Office Box 4887, Des Moines, Iowa, hereby acknowledges receipt of a copy of the above mentioned Security Agreement and Assignment of Hedging Account and agrees to abide by the provisions thereof. No previous assignment or claims against the above described Account or accounts have been received by the undersigned.

This copy received	, 20	.

(BROKER)

By:
(Title)